CONVERTIBLE REDEEMABLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2019
CONVERTIBLE REDEEMABLE PREFERRED SHARES
CONVERTIBLE REDEEMABLE PREFERRED SHARES

14. CONVERTIBLE REDEEMABLE PREFERRED SHARES

On January 9, 2019, the Company issued additional 6,809 Series B Preferred Shares to Galaxy Shine Limited at the price of US$734.37 per share for an aggregate purchase consideration of US$5,000. The cash proceeds received was US$4,940, net of issuance costs of US$60.

The additional Series B Preferred Shares were initially recognized at fair value of US$5,362. The excess of the then fair value of the Series B Preferred Shares over the consideration received or US$317 was accounted for as deemed distribution to Galaxy Shine Limited.

On April 17, 2019, the Company issued 173,182 Series B-1 convertible redeemable preferred shares (“Series B-1 Preferred Shares”) to certain investors, including private funds managed by BlackRock at the price of US$865.91 per share for an aggregate purchase consideration of US$149,960. The cash proceeds received was US$149,885, net of issuance costs of US$75.

In conjunction with the long-term borrowing agreement with TTCO (Note 10), the Group issued warrants which entitle TTCO to subscribe to the latest round of financing up to a maximum of RMB60,000 at an exercise price of 160% of the then issuance price of the Company's Series A convertible redeemable preferred shares. On April 26, 2019, TTCO exercised its warrants and the Company issued 15,211 Series B-1 Preferred Shares at US$587.49 per share for an aggregate purchase consideration of US$8,936. The cash proceeds were received on April 29, 2019.

On May 17, 2019, the Company completed its Initial Public Offering (“IPO”) on the National Association of Securities Deal Automated Quotations under the symbol of “LK”. Upon completion of the IPO, all convertible redeemable preferred shares were converted into ordinary shares (Note 15).